                                                                     Exhibit 4.3

VOID IF NOT RECEIVED BY THE DISTRIBUTION AGENT BEFORE 5:00 P.M., MINNESOTA TIME, ON __________ ____, 1998, UNLESS EXTENDED.

                            SUBSCRIPTION CERTIFICATE

                               RIGHTS TO PURCHASE
                  ____ shares of Common Stock, $.001 par value
                                       of
                          CYGNET FINANCIAL CORPORATION

CUSIP NO. _____________

Cygnet Financial Corporation, a Delaware corporation (the "Company"), has issued rights (the "Rights") to purchase an aggregate of ___________ shares (the "Offered Shares") of its common stock, $.001 par value (the "Common Stock"), pursuant to the Rights offering (the "Rights Offering") described in the Company's Prospectus dated _____ ___, 1998 (the "Prospectus"). Holders of Rights may elect to purchase Common Stock pursuant to exercise of the Rights (the "Primary Subscriptions") and, if Offered Shares remain available after exercise of Rights pursuant to the Primary Subscriptions of all holders of Rights, each holder who has exercised his full Primary Subscription may also elect to purchase additional Offered Shares, subject to allocation and proration, up to the total number of shares of Common Stock purchased pursuant to such holder's Primary Subscription (the "Over-Subscription Election"). The purchase rights evidenced hereby are contingent on the occurrence of the Split-up, as described in the Prospectus. If the Split-up does not occur, no Company Common Stock will be issued pursuant to the Rights evidenced hereby and the subscription price paid upon exercise of the Rights or any Over-Subscription Election with respect thereto will be returned to the holder hereof.

PRIMARY SUBSCRIPTION

________________________________________________________________________________
                           (Name of Registered Owner)

________________________________________________________________________________
                          (Address of Registered Owner)

the registered owner hereof or assigns (the "Holder"), is entitled to purchase from the Company, at the purchase price per share of $7.00 (the "Subscription Price"), the number of shares of Common Stock of the Company set forth above or any portion thereof pursuant to the Primary Subscription of such Holder.

OVER-SUBSCRIPTION ELECTION

If the Holder hereof has exercised all of the Holder's Primary Subscription, the Holder is also entitled to purchase from the Company at the Subscription Price an additional number of Offered Shares, if any, pursuant to the Over-Subscription Election of such Holder, up to the number of shares purchased pursuant to such Holder's Primary Subscription, subject to allocation and proration as described in the Prospectus.

METHOD OF EXERCISE OF RIGHTS

In order to exercise your rights, you must either (i) complete and sign this subscription certificate on the back and return it together with payment of the subscription price for the shares, or (ii) present a properly completed Notice of Guaranteed Delivery, in either case to the Distribution Agent, Norwest Bank Minnesota, National Association, before 5:00 p.m., Minnesota Time, on _____________, 1998, unless extended (the "Expiration Date") at one of the addresses listed below:

By First Class Mail        By Express Mail or Overnight Courier          By Hand




*DELIVERY TO AN ADDRESS OTHER THAN ONE OF THE ADDRESSES LISTED ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

FULL PAYMENT OF THE SUBSCRIPTION PRICE PER SHARE FOR ALL SHARES SUBSCRIBED FOR PURSUANT TO BOTH THE PRIMARY SUBSCRIPTION AND OVER-SUBSCRIPTION ELECTION MUST ACCOMPANY THIS SUBSCRIPTION CERTIFICATE AND MUST BE MADE PAYABLE IN UNITED STATES DOLLARS BY MONEY ORDER OR CERTIFIED CHECK TO NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, AS ESCROW AGENT FOR CYGNET FINANCIAL CORPORATION. IF A NOTICE OF GUARANTEED DELIVERY IS USED, A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION CERTIFICATE, AND FULL PAYMENT, AS DESCRIBED IN SUCH NOTICE, MUST BE RECEIVED BY THE DISTRIBUTION AGENT NO LATER THAN THE CLOSE OF BUSINESS ON THE THIRD BUSINESS DAY AFTER THE EXPIRATION DATE. SUCH FUNDS WILL BE HELD IN AN ESCROW ACCOUNT ESTABLISHED WITH THE ESCROW AGENT. NO INTEREST WILL BE EARNED BY SUBSCRIBERS ON SUCH FUNDS WHILE HELD IN ESCROW. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS.

If the aggregate Subscription Price paid by the Holder is insufficient to purchase the aggregate number of shares subscribed for, then such Holder will be deemed to have exercised first, the Primary Subscription and second, the Over-Subscription Election to the full extent of the payment tendered. If the aggregate Subscription Price paid by the Holder exceeds the amount necessary to purchase the number of shares for which the Holder has indicated an intention to subscribe, then the Holder will be deemed to have exercised first, the Primary Subscription and second, the Over-Subscription Election to the full extent of the excess payment tendered.

                  THESE SUBSCRIPTION RIGHTS ARE TRANSFERABLE AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO SUBSCRIPTION CERTIFICATES EVIDENCING A WHOLE NUMBER OF RIGHTS) AT THE OFFICE OF THE DISTRIBUTION AGENT.

         Any questions regarding this Subscription Certificate and the Rights Offering may be directed to the Information Agent, Corporate Investor Communications, Inc., toll-free at 1-888-673- 4478.

Account No.:              Control  No:
                          Number of Primary Subscription Rights:
                          Number of Shares Entitled to Primary Subscription:

                          CYGNET FINANCIAL CORPORATION
                                  PURCHASE FORM

PLEASE PRINT ALL INFORMATION CLEARLY AND LEGIBLY. PLEASE FILL IN ALL APPLICABLE INFORMATION.

TO:  Norwest Bank Minnesota, National Association, Distribution Agent
         __________________________
         __________________________

Expiration Date:  __________ ____, 1998 (unless extended)

SECTION I.  TO SUBSCRIBE:

IF YOU WISH TO SUBSCRIBE FOR YOUR FULL ENTITLEMENT:

A.       Primary Subscription

                                    x    $ 7.00           = $
         __________________________   _______________        ________________
         (No. of New Shares)         (price per share)       (Amount Enclosed)

B.       I apply for the Over_Subscription Election
         (You can only subscribe if you have fully
          exercised your Primary Subscription rights. A record holder who holds as nominee for a beneficial owner may subscribe if the beneficial owner has exercised such owner's full Primary Subscription rights and a Nominee Holder Certification in the form accompanying this Subscription Certificate is completed as to such beneficial owner.)

                                    x    $ 7.00           = $
         __________________________   _______________        ________________
         (No. of New Shares)         (price per share)       (Amount Enclosed)

IF YOU WISH TO APPLY FOR LESS THAN YOUR FULL ENTITLEMENT:

C.       I apply for less than the full entitlement

                                    x    $ 7.00           = $
         __________________________   _______________        ________________
         (No. of New Shares)         (price per share)       (Amount Enclosed)

         I acknowledge that I have received the Prospectus for the Rights Offering and I hereby irrevocably subscribe for the number of shares indicated above as a total of A and B or C above, on the terms and conditions specified in the Prospectus relating to the Primary Subscription and the Over-Subscription Election.

Signature of subscriber(s)______________________________________________________
________________________________________________________________________________
________________________________________________________________________________

Telephone number (including area code) (            )___________________________
________________________________________________________________________________
________________________________________________________________________________


         *Signature Guaranteed By:

          _______________________________

         *If you wish to have your shares and refund check (if any) delivered to an address other than that listed on this Subscription Certificate, you must have your signature guaranteed by an eligible guarantor institution (banks, stock brokers, savings and loan associations, and credit unions) with membership in an approved signature guarantee medallion program pursuant to SEC Rule 17Ad-15. Please provide the delivery address below and note if it is a permanent change.

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________


SECTION II.  TO TRANSFER RIGHTS:

For value received, ______________________ of the Rights represented by this Subscription Certificate are assigned to:

________________________________________________________________________________
                        (Print Full Name of Assignee)

________________________________________________________________________________
                        (Print Full Address of Assignee)

________________________________________________________________________________
                        (Social Security or Tax ID Number of Assignee)

________________________________________________________________________________
                        (Signature(s) of Assignor(s))


The signature(s) must correspond with the name(s) as written upon the face of this Subscription Certificate, in every particular, without alteration.

IMPORTANT: For Transfer, a Signature Guarantee must be provided by an eligible guarantor institution (banks, stock brokers, savings and loan associations, and credit unions) with membership in an approved signature guarantee medallion program pursuant to SEC Rule 17AD-15.

         *Signature Guaranteed By:

         _______________________________

Proceeds from the sale of rights may be subject to withholding of U.S. Taxes unless the Seller's Certified U.S. Taxpayer Identification Number (or certification regarding foreign status) is on file with the Distribution Agent and the Seller is not otherwise subject to U.S. Backup Withholding.

[ ] Check here if rights are being exercised pursuant to a Notice of Guaranteed Delivery to the Distribution Agent prior to the date hereof and complete the following:

Name(s) of Registered Owner(s): ________________________________________________

Window Ticket Number (if any): _________________________________________________

Date of Execution of Notice of
Guaranteed Delivery: ___________________________________________________________

Name of Institution which
Guaranteed Delivery: ___________________________________________________________

                          CYGNET FINANCIAL CORPORATION
                      2525 East Camelback Road, Suite 1150
                             Phoenix, Arizona 85016

                                                          ____________ ___, 1998

To Broker/Dealers:

         Cygnet Financial Corporation, a Delaware corporation (the "Company"), is commencing an offering (the "Offering") to stockholders of record of Ugly Duckling Corporation, a Delaware corporation ("UDC"), as of the close of business on August 17, 1998 of rights (the "Rights") to purchase common stock, $.001 par value (the "Common Stock") of the Company at a subscription price of $7.00 per share. Each stockholder of record of UDC on August 17, 1998 will receive one (1) Right for each four (4) shares of UDC common stock, $.001 par value ("UDC Common Stock"), held. When the number of shares of UDC Common Stock held by a record holder is not divisible by four, the number of Rights to be issued to such stockholder will be rounded upward to the nearest whole Right. You are instructed to allocate the Rights issued to you among the beneficial owners of UDC Common Stock registered in your name or the name of your nominee by rounding upward or downward to the nearest whole Right. The Rights are transferrable and are exercisable only for a limited period as described below.

         The Rights entitle the holder to subscribe for shares of Common Stock at the rate of one (1) share of Common Stock for each Right held, with an over-subscription privilege exercisable in certain events. The Rights are more fully described in the Prospectus.

         We are asking you to contact your clients for whom you hold UDC Common Stock registered in your name (or in the name of your nominee) to obtain instructions with respect to the Rights. You will be reimbursed for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to your clients. The Company will not pay any fees or commissions to any broker or dealer or other person for soliciting exercises of Rights.

         Enclosed please find copies of:

                  1.       The Company's Prospectus, dated _________ __, 1998;
                  2.       The Company's letter to beneficial holders;
                  3.       The Company's letter to registered holders;
                  4.       A Notice of Guaranteed Delivery; and
                  5.       A Beneficial Owner Certification.

         Please note that the Offering expires on ________ ___, 1998 (unless extended by the Company), and that the final date on which Rights may be sold (unless extended) is ________ ___, 1998.

         If you have questions relating to the Offering, or wish to acquire additional copies of the Prospectus or other materials, please contact the Company's Information Agent, Corporate Investor Communications, Inc., toll free at 1-888-673-4478.

                                                    Very truly yours,

                                                    CYGNET FINANCIAL CORPORATION

NOTHING HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE ANY PERSON AS AN AGENT OF THE COMPANY OR OF UDC, THE SUBSCRIPTION AGENT OR ANY OTHER PERSON MAKING OR DEEMED TO BE MAKING OFFERS OF THE SHARES, OR AUTHORIZE YOU OR ANY OTHER PERSON TO MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE OFFERING, EXCEPT FOR STATEMENTS MADE IN THE PROSPECTUS.

                          NOTICE OF GUARANTEED DELIVERY
                           FOR SHARES OF COMMON STOCK
                                       OF
                          CYGNET FINANCIAL CORPORATION
                               ___________________

THIS FORM IS TO BE USED ONLY BY NEW YORK STOCK EXCHANGE MEMBER FIRMS, BANKS, TRUST COMPANIES, OR OTHER FINANCIAL INSTITUTIONS THAT ARE MEMBERS OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM, THE STOCK EXCHANGE MEDALLION PROGRAM OR THE NEW YORK STOCK EXCHANGE MEDALLION SIGNATURE PROGRAM.

                               ___________________

As set forth in the Prospectus under "______________________," this form or one substantially equivalent hereto, may be used as a means of effecting the subscription and payment for all shares of Common Stock (the "Shares") of Cygnet Financial Corporation (the "Company") subscribed for pursuant to the Primary Subscription and the Over-Subscription Privilege, as such terms are defined in the Prospectus. This form may be delivered by hand or sent by facsimile transmission, overnight courier or mail to the Distribution Agent.

                           The Distribution Agent Is:

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION


                                                               By Express Mail
By First Class Mail                By Hand                 or Overnight Courier:

                                 By Facsimile

                           Confirmed by telephone to:


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES NOT
                          CONSTITUTE A VALID DELIVERY.

         The bank, trust company, New York Stock Exchange member firm, or other financial institution referred to above which completes this form must communicate the guarantee and the number of shares subscribed for (pursuant to both the Primary Subscription and the Over-Subscription Privilege) to the Distribution Agent and must deliver this Notice of Guaranteed Delivery to the Distribution Agent prior to 5:00 p.m., Minnesota time, on the Expiration Date (________ ___, 1998). This Notice of Guaranteed Delivery guarantees delivery to the Distribution Agent of (i) a properly completed and executed Subscription Certificate and (ii) delivery of payment in full for all subscribed shares. Failure to so deliver this Notice or to make the delivery guaranteed herein will result in a forfeiture of the Rights.

                                    GUARANTEE

         The undersigned hereby guarantees delivery to the Distribution Agent by 5:00 p.m., Minnesota time, on the third business day after the Expiration Date of (i) a properly completed and executed Subscription Certificate and (ii) payment of the full Subscription Price for all shares subscribed for pursuant to the Primary Subscription and, if applicable, the Over-Subscription Privilege, as such subscription for shares is indicated herein and in the Subscription Certificate.

                                               Broker Assigned Control # _______

                          CYGNET FINANCIAL CORPORATION


1.     Primary Subscription        Number of Rights to       Number of shares                Payment to be made in
                                   be exercised              subscribed for pursuant to      connection with shares
                                                             the Primary Subscription        subscribed for pursuant
                                                             for which you are               to the Primary
                                                             guaranteeing delivery of        Subscription
                                                             Rights and Payment

                                   _______ Rights            ________ Shares                 $________________

2.     Over_Subscription                                     Number of shares                Payment to be made in
                                                             subscribed for pursuant to      connection with shares
                                                             the Over-Subscription           subscribed for pursuant
                                                             Privilege for which you are     to the Over-Subscription
                                                             guaranteeing payment            Privilege
                                                             ________ Shares                 $________________
3.     Totals                      Total Number of           Total number of Shares          Total Payment
                                   Rights to be              requested
                                   Delivered

                                   _______ Rights            _______ Shares                  $_______________

Method of delivery (circle one)

A.       Through The Depository Trust Company ("DTC")

B. Direct to Norwest Bank Minnesota, National Association, as Distribution Agent. Please reference below the registration of the Rights to be delivered.

                          _____________________________

                          _____________________________

                          _____________________________

PLEASE ASSIGN A UNIQUE CONTROL NUMBER FOR EACH GUARANTEE SUBMITTED. This number needs to be referenced on any direct delivery of Rights or any delivery through DTC. In addition, please note that if you are guaranteeing for shares subscribed for pursuant to the Over-Subscription Privilege and are a DTC participant, you must also execute and forward to Norwest Bank Minnesota, National Association, a Nominee Holder Certification Form.

________________________________              __________________________________
Name of Firm                                  Authorized Signature

________________________________              __________________________________
DTC Participant Number                        Title

________________________________              __________________________________
Address                                       Name (Please type or Print)

________________________________              __________________________________
                      Zip Code                Phone Number

________________________________              __________________________________
Contact Name                                  Date

            INSTRUCTIONS FOR COMPLETING THE SUBSCRIPTION CERTIFICATE
                          CYGNET FINANCIAL CORPORATION

         The enclosed Subscription Certificate represents the number of Rights, as set forth on the Subscription Certificate, held by the registered holder thereof (the "Holder"). The Holder is entitled to acquire one (1) share of the Common Stock of Cygnet Financial Corporation (the "Company") for each Right held.

         To subscribe for shares of Common Stock, the Holder must present to Norwest Bank Minnesota, National Association (the "Distribution Agent"), prior to 5:00 p.m., Minnesota time, on or prior to the Expiration Date, either:

         (1) a properly completed and executed Subscription Certificate and a money order or certified check drawn on a bank located in the United States of America and payable to Norwest Bank Minnesota, National Association, as Escrow Agent for Cygnet Financial Corporation, for an amount equal to the number of shares subscribed for under the Primary Subscription (and, if such Holder is electing to exercise an Over-Subscription Election, under the Over-Subscription Election) multiplied by the Subscription Price; or

         (2) if the Holder is eligible therefor, a Notice of Guaranteed Delivery guaranteeing delivery of (i) a properly completed and executed Subscription Certificate and (ii) a money order or certified check drawn on a bank located in the United States of America and payable to Norwest Bank Minnesota, National Association, as Escrow Agent for Cygnet Financial Corporation, for an amount equal to the number of shares subscribed for under the Primary Subscription (and, if such Holder is electing to exercise an Over-Subscription Election, under the Over-Subscription Election) multiplied by the Subscription Price (which certificate and money order or certified check must then be delivered on or before the third business day after the Expiration Date).

         If the Holder of the Subscription Certificate desires to subscribe for additional shares pursuant to an Over-Subscription Election, the Subscription Certificate must be completed to indicate the maximum number of shares for which such privilege is being exercised and, if the Over-Subscription Election is being made by a nominee on behalf of a beneficial owner, a Nominee Holder Certification must also be included.

         On a date within seven (7) business days following the Expiration Date (the "Confirmation Date"), subscribers will be sent notification as to (i) the number of shares subscribed for under the Primary Subscription and, if applicable, an Over-Subscription Election, (ii) any reduction of the number of shares subscribed for pursuant to the Over-Subscription Election due to allocation and proration, and (iii) any amount of the Subscription Price paid that is refundable to such subscriber as a result of any such allocation and proration.

         The Subscription Certificate may be transferred, in the same manner and with the same effect as in the case of a negotiable instrument payable to specific persons, by duly completing and signing the transfer section of the Subscription Certificate.

         ANY QUESTIONS REGARDING THE SUBSCRIPTION CERTIFICATE AND THE RIGHTS OFFERING MAY BE DIRECTED TO THE COMPANY'S INFORMATION AGENT, CORPORATE INVESTOR COMMUNICATIONS, INC., TOLL FREE AT 1-888-673-4478.

                          CYGNET FINANCIAL CORPORATION
                          NOMINEE HOLDER CERTIFICATION

         The undersigned, a bank, broker or other nominee holder of common stock, $.001 par value ("Common Stock"), of Cygnet Financial Corporation (the "Company"), hereby certifies to the Company and to Norwest Bank Minnesota, National Association, as Distribution Agent pursuant to the Rights Offering described and provided for in the Company's Prospectus dated ___________ ___, 1998 (the "Prospectus"), that (1) the undersigned has exercised, on behalf of beneficial owners of Common Stock (which may include the undersigned), rights to subscribe for the number of shares of Common Stock specified below pursuant to their Rights under the Primary Subscription (as defined in the Prospectus), listing separately below for each beneficial owner the number of shares beneficially owned by such beneficial owner, the number of Rights granted to such beneficial owner, the number of shares subscribed for pursuant to its Rights under the Primary Subscription and the corresponding amount of shares subscribed for pursuant to the Over-Subscription Privilege (as defined in the Prospectus) (without identifying any such beneficial owner) and (2) the Rights under the Primary Subscription of each beneficial owner exercising the Over-Subscription Privilege have been exercised in full. The undersigned has attached additional sheets if more space is required.

                              RECORD DATE POSITIONS


                                                                                                Number of Shares
                                                                Number of Shares                 Subscribed for
       Number of Shares                                          Subscribed for                    Pursuant to
       Beneficially Owned         Number of Rights             Pursuant to Rights          Over-Subscription Privilege
1.

2.

3.

4.

5.
                            NON-RECORD DATE POSITIONS
1.

2.

3.

4.

5.

Provide the following information               ________________________________
  if applicable:                                    Name of Nominee Holder

                                                ________________________________
                                                            Address

                                                By: ____________________________
Depository Trust Company ("DTC")                         Name:
Participant Number                                       Title:

                                                Dated: ___________________, 1998
DTC Primary Subscription
Confirmation Number(s)

                          CYGNET FINANCIAL CORPORATION
                      2525 EAST CAMELBACK ROAD, SUITE 1150
                             PHOENIX, ARIZONA 85016

Dear Beneficial Stockholder:                            _____________ ____, 1998

         On behalf of the Board of Directors of Cygnet Financial Corporation (the "Company"), we are pleased to provide details on the Company's recently announced Common Stock Rights Offering (the "Offering"). The Offering is being made to record holders of common stock, $.001 par value ("UDC Common Stock"), of Ugly Duckling Corporation ("UDC"), the sole stockholder of the Company, as of August 17, 1998 (the "Record Date"), in connection with a split-up of the operations of UDC into two publicly-held corporate groups. The new shares are being offered at $7.00 per share (the "Subscription Price").

         Your attention is directed to the following:

         - Issuance of Rights: Stockholders of record as of August 17, 1998 (the "Record Date") of UDC will receive one (1) transferable Right for each four (4) shares of UDC Common Stock held on the Record Date. When the number of shares of UDC Common Stock held by a UDC beneficial owner is not divisible by four, the number of Rights to be issued to such stockholder will be rounded upward or downward to the nearest whole Right.

         - Expiration of the Offering: The Expiration Date of the Offering is 5:00 p.m., Minnesota time, on _________ ___, 1998, unless extended by the Company. RIGHTS NOT EXERCISED OR SOLD PRIOR TO THE EXPIRATION DATE WILL EXPIRE AND BECOME WORTHLESS.

         - Transferability of Rights: Rights will be admitted for trading on the Nasdaq National Market, under the symbol "CGNTR," and may be purchased or sold through normal brokerage channels through ____________ ____, 1998 (the last business day before the Expiration Date).

         - Primary Subscription: Each Right will entitle the holder to acquire one (1) share of the Company's Common Stock at the Subscription Price.

         - Over-Subscription Privilege: Holders of Rights who fully exercise all their Rights are entitled to subscribe at the Subscription Price for shares that were not otherwise subscribed for during the Primary Subscription. However, if such over-subscriptions exceed the number of shares available, the shares available are subject to allotment, as more fully described in the Prospectus.

         - Payment for Shares: Payment (which will be the Subscription Price multiplied by the number of shares subscribed for) for shares purchased under both the Primary and Over-Subscriptions must be received by the Expiration Date.

         The enclosed Prospectus describes the Rights and the procedures to follow if you choose to exercise or sell your Rights. Please read the Prospectus and other enclosed materials carefully. The broker or other nominee holding your shares of UDC Common Stock has received your transferable Rights. You must contact your broker or such nominee if you wish to participate in the Offering.

                                                      Sincerely,

                                                      ________________________


Any questions regarding the Offering should be directed to (a) your broker or other nominee or (b) the Company's Information Agent, Corporate Investor Communications, Inc. toll free at 1-888-673-4478.

                          CYGNET FINANCIAL CORPORATION
                      2525 EAST CAMELBACK ROAD, SUITE 1150
                             PHOENIX, ARIZONA 85016

Dear Registered Stockholder:                            _____________ ____, 1998

         On behalf of the Board of Directors of Cygnet Financial Corporation (the "Company"), we are pleased to provide details on the Company's recently announced Common Stock Rights Offering (the "Offering"). The Offering is being made to record holders of common stock, $.001 par value ("UDC Common Stock"), of Ugly Duckling Corporation ("UDC"), the sole stockholder of the Company, as of August 17, 1998 (the "Record Date"), in connection with a split-up of the operations of UDC into two publicly-held corporate groups. The new shares are being offered at $7.00 per share (the "Subscription Price").

         Your attention is directed to the following:

         - Issuance of Rights: Stockholders of record as of August 17, 1998 (the Record Date) of UDC will receive one (1) transferable Right for each four (4) shares of UDC Common Stock held on the Record Date. When the number of shares of UDC Common Stock held by a UDC stockholder is not divisible by four, the number of Rights to be issued to such stockholder will be rounded upward to the nearest whole Right.

         - Expiration of the Offering: The Expiration Date of the Offering is 5:00 p.m., Minnesota time, on _________ ___, 1998, unless extended by the Company. SUBJECT TO THE PROCEDURES FOR EXERCISE BY NOTICE OF GUARANTEED DELIVERY, RIGHTS NOT EXERCISED OR SOLD PRIOR TO THE EXPIRATION DATE WILL EXPIRE AND BECOME WORTHLESS.

         - Transferability of Rights: Rights will be admitted for trading on the Nasdaq National Market, under the symbol "CGNTR," and may be purchased or sold through normal brokerage channels through ____________ ____, 1998 (the last business day before the Expiration Date).

         - Primary Subscription: Each Right will entitle the holder to acquire one (1) share of the Company's Common Stock at the Subscription Price.

         - Over-Subscription Privilege: Holders of Rights who fully exercise all their Rights are entitled to subscribe at the Subscription Price for shares that were not otherwise subscribed for during the Primary Subscription. However, if such over-subscriptions exceed the number of shares available, the shares available are subject to allotment, as more fully described in the Prospectus.

         - Payment for Shares: Subject to the procedures for exercise by Notice of Guaranteed Delivery, payment (which will be the Subscription Price multiplied by the number of shares subscribed for) for shares purchased under both the Primary and Over-Subscriptions must be received by the Expiration Date.

         The enclosed Prospectus describes the Rights and the procedures to follow if you choose to exercise or sell your Rights. Please read the Prospectus and other enclosed materials carefully.

                                                      Sincerely,

                                                      _____________________


Any questions regarding the Offering should be directed to the Company's Information Agent, Corporate Investor Communications, Inc. toll free at 1-888-673-4478.